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EXHIBIT 10.1   FORM OF FIRST CAPITAL, INC. STOCK OPTION ASSUMPTION AGREEMENT FOR
               THE 1998 OFFICERS' AND KEY EMPLOYEES' STOCK OPTION PLAN FOR HCB BANCORP


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                               FIRST CAPITAL, INC.
                        STOCK OPTION ASSUMPTION AGREEMENT

OPTIONEE:  [Name]

      STOCK OPTION ASSUMPTION AGREEMENT issued as of the ___ day of January, 2000, by First Capital, Inc., an Indiana corporation ("First Capital").

      WHEREAS, the undersigned individual ("Optionee") holds one or more outstanding options to purchase shares of the common stock of HCB Bancorp, an Indiana corporation ("HCB"), which were granted to Optionee under the 1998 Officers' and Key Employees' Stock Option Plan of HCB Bancorp (the "HCB Plan") and are evidenced by one or more Award Agreements or similar documentation (the "Award Agreement(s)") between HCB and Optionee, which are incorporated by reference herein.

      WHEREAS, effective as of January __, 2000, HCB has merged with and into First Capital (the "Merger") pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of July 19, 1999 by and between First Capital and HCB;

      WHEREAS, the Merger Agreement provides for the conversion of all outstanding stock options under the HCB Plan into options to purchase First Capital common stock ("First Capital Stock"), and to issue to the holder of each outstanding option an agreement evidencing the conversion and assumption of such option;

      WHEREAS, pursuant to the provisions of the Merger Agreement, the exchange ratio (the "Exchange Ratio") in effect for the Merger is 15.5 shares of First Capital Stock for each outstanding share of HCB common stock ("HCB Stock");

      WHEREAS, this Stock Option Assumption Agreement is to become effective immediately in order to reflect certain adjustments to Optionee's outstanding options under the HCB Plan, which have become necessary by reason of the assumption of those options by First Capital in connection with the Merger.

      NOW, THEREFORE, it is hereby agreed as follows:

      1. The number of shares of First Capital Stock subject to the stock options held by Optionee under the HCB Plan immediately prior to the Effective Time (as defined in the Merger Agreement) of the Merger (the "HCB Options") and the exercise price payable per share are set forth in Exhibit A hereto. First Capital hereby assumes, as of the Effective Time, all the duties and obligations of HCB under each of the HCB Options as set forth in the HCB Plan and the Optionee's Award Agreement(s). In connection with such assumption, the number of shares of First Capital Stock purchasable under each HCB Option hereby assumed and the exercise price payable thereunder have been adjusted to reflect the Exchange Ratio in a manner consistent with the Merger


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Agreement.  Accordingly,  the number of shares of First Capital Stock subject to each HCB Option hereby assumed shall be as specified for that option in attached Exhibit A, and the adjusted exercise price payable per share of First Capital Stock under the assumed HCB Option shall be as indicated for that option in attached Exhibit A.

      2. The following provisions shall govern each HCB Option hereby assumed by First Capital:

            (a) Unless the context otherwise requires, all references in each Award Agreement and in the HCB Plan (as incorporated into such Option Agreement) (i) to the Company" shall mean First Capital, and (ii) to the "Committee" shall mean the Benefits Committee of the First Capital Board of Directors.

            (b) The grant date and the expiration date of each assumed HCB Option and all other provisions which govern either the exercisability or the termination of the assumed HCB Option shall remain the same as set forth in the Award Agreement applicable to that option and the provisions of the HCB Plan, and shall accordingly govern and control Optionee's rights under this Stock Option Assumption Agreement to purchase First Capital Stock.

            (c) The adjusted exercise price payable for the First Capital Stock subject to each assumed HCB Option shall be payable in any of the forms authorized under the HCB Plan and the Award Agreement applicable to that option.

            (d) In order to exercise each assumed HCB Option, Optionee must deliver to First Capital a written notice of exercise in which the number of shares of First Capital Stock to be purchased thereunder must be indicated. The exercise notice must be accompanied by payment of the adjusted exercise price payable for the purchased shares of First Capital Stock and should be delivered to First Capital at the following address:

                  First Capital, Inc.
                  William W. Harrod
                  220 Federal Drive, N.W.
                  Corydon, Indiana 47112

      3. Except to the extent specifically modified by this Stock Option Assumption Agreement, all of the terms and conditions of each Award Agreement as in effect immediately prior to the Merger shall continue in full force and effect and shall not in any way be amended, revised or otherwise affected by this Stock Option Assumption Agreement.




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      IN WITNESS WHEREOF,  First Capital has caused this Stock Option Assumption
Agreement to be executed on its behalf by its duly authorized officer as of the ___ day of January, 2000.


                                     FIRST CAPITAL, INC.


                                       By:
                                           -------------------------------------

                                       Title:
                                              ----------------------------------


                                 ACKNOWLEDGMENT

      The undersigned acknowledges receipt of this foregoing Stock Option Assumption Agreement and understands and acknowledges that all rights and liabilities with respect to each of his or her HCB Options hereby assumed by First Capital are as set forth only in the Award Agreement, the HCB Plan and this Stock Option Assumption Agreement and that no other agreements exist with respect to his HCB Options. The undersigned also acknowledges that, except to the extent specifically modified by this Stock Option Assumption Agreement, all of the terms and conditions of the Award Agreement as in effect immediately prior to the effective time shall continue in full force and effect and shall not in any way be amended, revised or otherwise affected by this Stock Option Assumption Agreement. The undersigned further acknowledges that the HCB Option or Options described in Exhibit A hereto constitute all of the options or other rights to purchase HCB Stock that he or she owned immediately prior to the effective time of the Merger.


                              [Name], Optionee


DATED: __________________ , 2000



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                                    EXHIBIT A

                Optionee's Outstanding Options to Purchase Shares
                        of HCB Bancorp, Inc. Common Stock
                                  (Pre-Merger)


DATE OF OPTION GRANT       NUMBER OF OUTSTANDING OPTIONS        EXERCISE PRICE
--------------------       -----------------------------        --------------





                Optionee's Outstanding Options to Purchase Shares
                       of First Capital, Inc. Common Stock
                                  (Post-Merger)


DATE OF OPTION GRANT    ADJUSTED NUMBER OF OUTSTANDING OPTIONS    ADJUSTED EXERCISE PRICE
--------------------    --------------------------------------    -----------------------
